Exhibit 23.(q)

Powers of Attorney

TRANSAMERICA INVESTORS, INC.

on behalf of

TRANSAMERICA PREMIER FUNDS

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT, that the undersigned hereby makes, constitutes and appoints JOHN K. CARTER and BRIAN C. SCOTT, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of Transamerica Investors, Inc. on behalf of Transamerica Premier Funds (the “Fund”) under the Securities Act of 1933 and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the Fund, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

/s/ Sandra N. Bane

Sandra N. Bane
Director

Date: October 23, 2003

TRANSAMERICA INVESTORS, INC.

on behalf of

TRANSAMERICA PREMIER FUNDS

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT, that the undersigned hereby makes, constitutes and appoints JOHN K. CARTER and BRIAN C. SCOTT, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of Transamerica Investors, Inc. on behalf of Transamerica Premier Funds (the “Fund”) under the Securities Act of 1933 and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the Fund, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

/s/ Sidney E. Harris

Sidney E. Harris
Director

Date: October 23, 2003

TRANSAMERICA INVESTORS, INC.

on behalf of

TRANSAMERICA PREMIER FUNDS

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT, that the undersigned hereby makes, constitutes and appoints JOHN K. CARTER and BRIAN C. SCOTT, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of Transamerica Investors, Inc. on behalf of Transamerica Premier Funds (the “Fund”) under the Securities Act of 1933 and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the Fund, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

/s/ Charles C. Reed

Charles C. Reed
Director

Date: October 23, 2003

TRANSAMERICA INVESTORS, INC.

on behalf of

TRANSAMERICA PREMIER FUNDS

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT, that the undersigned hereby makes, constitutes and appoints JOHN K. CARTER and BRIAN C. SCOTT, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of Transamerica Investors, Inc. on behalf of Transamerica Premier Funds (the “Fund”) under the Securities Act of 1933 and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the Fund, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

/s/ Gary U. Rollé

Gary U. Rollé
Director, Chairman of the Board and President

Date: October 23, 2003

TRANSAMERICA INVESTORS, INC.

on behalf of

TRANSAMERICA PREMIER FUNDS

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT, that the undersigned hereby makes, constitutes and appoints JOHN K. CARTER and BRIAN C. SCOTT, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of Transamerica Investors, Inc. on behalf of Transamerica Premier Funds (the “Fund”) under the Securities Act of 1933 and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the Fund, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

/s/ Carl R. Terzian

Carl R. Terzian
Director

Date: October 23, 2003